Exhibit 99.6


                                                                         ANNEX D
                                                                         -------

                              LETTER OF TRANSMITTAL
                    To Tender and Give Consent in Respect of
              11% Senior Subordinated Notes due 2007 (the "Notes")
                             of Glenoit Corporation
      Pursuant to the Offer to Purchase and Consent Solicitation Statement
                               dated July 6, 2000



--------------------------------------------------------------------------------
         THIS OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON AUGUST 3, 2000, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). NOTEHOLDERS MUST TENDER THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE TENDER OFFER CONSIDERATION.


         GLENOIT WILL NOT COMPLETE THE TENDER OFFER UNLESS THE HOLDERS OF NOTES REPRESENTING 99% OF THE PRINCIPAL AMOUNT OUTSTANDING HAVE TENDERED THEIR NOTES AND CONSENTED TO THE PROPOSED AMENDMENTS TO THE INDENTURE (THE "MINIMUM TENDER CONDITION"). THE MINIMUM TENDER CONDITION MAY BE REDUCED IN CERTAIN CIRCUMSTANCES DESCRIBED IN THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT THAT ACCOMPANIES THIS LETTER OF TRANSMITTAL (THE "STATEMENT").


         A NOTEHOLDER'S ELECTION TO ACCEPT THE TENDER OFFER ALSO CONSTITUTES THEIR CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURE. TENDERED NOTES MAY NOT BE WITHDRAWN EXCEPT UNDER THE VERY LIMITED CIRCUMSTANCES DESCRIBED IN THE STATEMENT.
--------------------------------------------------------------------------------


                     The Depositary for the Tender Offer is:

                     United States Trust Company of New York

  By Mail (Whether Certified or Registered):                      By Overnight Courier:
    United States Trust Company of New York              United States Trust Company of New York
                  P.O. Box 84                                        30 Broad Street
             Bowling Green Station                                      14th Floor
         New York, New York 10274-0084                        New York, New York 10004-2304
      Attention: Corporate Trust Services                  Attention: Corporate Trust Services

                           By Facsimile Transmission:
                        (212) 422-0183 or (646) 458-8104
                        (For Eligible Institutions Only)

                To Confirm Facsimile by Telephone: (800) 548-6565

                      For Information Call: (800) 548-6565

         Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile number other than as listed above, will not constitute a valid delivery.

         As set forth in the accompanying Offer to Purchase and Consent Solicitation Statement (as it may be supplemented from time, the "Statement") of Glenoit Corporation, a Delaware corporation ("Glenoit" or the "Company") this Letter of Transmittal (the "Letter of Transmittal" and, together with the Statement, the "Tender Offer") must be used to tender Notes in response to the Company's offer to purchase for cash any and all of the Notes at a price equal to 17% of the principal amount of the Notes, or $170 per $1,000 of principal (the "Tender Offer Consideration"), if (i) certificates representing Notes are to be physically delivered to the Depositary herewith by such Noteholders; (ii) tender of Notes is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth under the caption "Procedures for Tendering Your Notes and Delivering Your Consents--Book-Entry Transfers" in the Statement; or (iii) tender of Notes is to be made according to the guaranteed delivery procedures set forth under the caption "Procedures for Tendering Your Notes and Delivering Your Consents--Guaranteed Delivery Procedures" in the Statement; and such Noteholders desire to consent to the Proposed Amendments (as such term is defined in the Statement) to the Indenture under which the Notes were issued (the "Indenture"), and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

         Noteholders that are tendering by book-entry transfer to the Depositary's account at DTC can execute the tender through ATOP for which the transaction will be eligible. DTC participants that are accepting the Tender Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Company for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Tender Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Tender Offer by submitting a notice of guaranteed delivery through ATOP.

         Delivery of documents to DTC does not constitute delivery to the Depositary.

         If a Noteholder desires to consent to the Proposed Amendments to the Indenture and tender their Notes pursuant to the Tender Offer but time will not permit this Letter of Transmittal, certificates representing such Notes, and all other required documents to reach the Depositary, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, then such Noteholder must tender such Notes according to the guaranteed delivery procedures set forth under the caption "Procedures for Tendering Your Notes and Delivering Your Consents--Guaranteed Delivery Procedures" in the Statement. See Instruction 2.

         Noteholders who desire to tender their Notes pursuant to the Tender Offer and receive the Tender Offer Consideration are required to consent to the Proposed Amendments. The completion, execution and delivery of this Letter of Transmittal constitutes a consent to the Proposed Amendments. Noteholders may not deliver consents to the Proposed Amendments without tendering their Notes.

         The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Tender Offer.

         All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Statement.

--------------------------------------------------------------------------------
                                 TENDER OF NOTES
--------------------------------------------------------------------------------
[ ]      CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER);

Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Noteholder(s):____________________________________________

Window Ticket Number (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Eligible Institution that Guaranteed Delivery:__________________________

--------------------------------------------------------------------------------

         List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

         Photocopies of this Letter of Transmittal may be used if multiples are required.

------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF NOTES TENDERED
------------------------------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered Noteholder(s)                                                 Principal Amount
  or Name of DTC Participant and Participant's DTC                           Aggregate Principal    Tendered and as to
 Account Number in which Notes are Held (Please fill       Certificate        Amount Represented    which Consents are
                    in if blank)                           Number(s) *                                   Given **
------------------------------------------------------ --------------------- --------------------- ---------------------

------------------------------------------------------ --------------------- --------------------- ---------------------

------------------------------------------------------ --------------------- --------------------- ---------------------

------------------------------------------------------ --------------------- --------------------- ---------------------

------------------------------------------------------ --------------------- --------------------- ---------------------

------------------------------------------------------ --------------------- --------------------- ---------------------

------------------------------------------------------ --------------------- --------------------- ---------------------

------------------------------------------------------ --------------------- --------------------- ---------------------
                                                       Total Principal
                                                       Amount of Notes
------------------------------------------------------ --------------------- --------------------- ---------------------
*    Need not be completed by Noteholder(s) tendering by book-entry transfer.
**   Unless otherwise specified, any tendering Noteholder(s) will be deemed to have tendered, and delivered consents with respect to, the entire aggregate principal represented by the Notes described in this column. See
     Instruction 4. Tendering Noteholder(s) is/are required to consent to the
     Proposed Amendments with respect to all Notes tendered by such
     Noteholder(s).
------------------------------------------------------------------------------------------------------------------------

         The name(s) and address(es) of the registered Noteholder(s) should be printed, if not already printed above, exactly as they appear on the Notes tendered hereby. The Notes and the principal amount of Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


Ladies and Gentlemen:

         The undersigned hereby tenders to Glenoit Corporation, a Delaware corporation ("Glenoit" or the "Company"), upon the terms and subject to the conditions set forth in its Offer to Purchase and Consent Solicitation Statement, dated July 6, 2000 (as it may be supplemented from time to time, the "Statement"), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal (which, together with the Statement, constitutes the "Tender Offer"), the principal amount of Notes indicated in the table above entitled "Description of Notes Tendered" under the column heading "Principal Amount Tendered and as to which Consents are Given" and consents to the Proposed Amendments with respect to the aggregate principal amount of such Notes. The undersigned understands that tenders of Notes may not be withdrawn except under the very limited circumstances described in the Statement.

         The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written consent to the Proposed Amendments with respect to the principal amount of Notes indicated in the table above entitled "Description of Notes Tendered" under the column heading "Principal Amount Tendered and as to which Consents are Given" (or, if nothing is indicated therein, with respect to the principal amount of Notes with respect to which the undersigned's consent is deemed given in connection with a tender of Notes) as permitted by the Indenture. A Noteholder may revoke a consent only upon the valid withdrawal of such Noteholder's related tendered Notes. The undersigned understands that the elimination and modification effected by the Supplemental Indenture of the covenants set forth in the Indenture will not become operative unless and until the Company accepts Notes for purchase pursuant to the Tender Offer. The Company's obligation to accept for payment, and to pay for, Notes validly tendered pursuant to the Tender Offer is conditioned upon, among other things, satisfaction of the Minimum Tender Condition with respect to the Notes.

         Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered herewith in accordance with the terms and subject to the conditions of the Tender Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Notes tendered hereby and also consents to the Proposed Amendments. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, the Company,
(ii) present such Notes for transfer of ownership on the books of the Company,
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, and (iv) deliver to the Company and the Depositary this Letter of Transmittal as evidence of the undersigned's consent to the Proposed Amendments, all in accordance with the terms and conditions of the Tender Offer as described in the Statement.

         If the undersigned is not the registered Noteholder listed in the box above labeled "Description of Notes Tendered" under the column heading "Principal Amount Tendered and as to which Consents are Given" or such Noteholder's legal representative or attorney-in-fact, then, in order to validly consent, the undersigned will have to obtain a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver consents in respect of such Notes on behalf of the Noteholder thereof, and such proxy will be delivered with this Letter of Transmittal.

         In the event of a termination of the Tender Offer, the Notes tendered pursuant to the Tender Offer will be returned to the tendering Noteholders promptly (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered). If the Company makes a material change in the terms of the Tender Offer or the information concerning the Tender Offer which would entitle tendering Noteholders to withdraw their tenders, the Company will disseminate additional Tender Offer materials and extend such Tender Offer to the extent required by law.

         The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Statement and in the instructions hereto and acceptance of such Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Tender Offer. For purposes of the Tender Offer, the undersigned understands that validly tendered Notes (or defectively tendered Notes with respect to which the Company has, or has caused to be, waived such defect), and the associated consents to the Proposed Amendments, will be deemed to have been accepted by the Company if, as and when the Company gives oral or written notice thereof to the Depositary.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to give the consent contained herein, and that when such tendered Notes are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby, to perfect the undersigned's consent to the Proposed Amendments or to complete the execution of the Supplemental Indenture.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

         The undersigned understands that the delivery and surrender of any Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes and deliveries of related consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

         Unless otherwise indicated herein under "A. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned (and in the case of Notes tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under "B. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any checks for payments of the Tender Offer Consideration to be made in connection with the Tender Offer be issued to the order of, and delivered to, the undersigned.

         In the event that the "A. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation pursuant to the "A. Special Issuance/Delivery Instructions" box to transfer any Notes from the names of the registered Noteholder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so tendered.

         In the event that the "B. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that checks for payment of the Tender Offer Consideration to be made in connection with the Tender Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

------------------------------------------------------          ----------------------------------------------------

A.       SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS                 B.       SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS
          (See Instructions 1, 5, 6 and 7)                               (See Instructions 1, 5, 6 and 7)

To be completed  ONLY if Notes in a principal  amount           To be completed ONLY if Tender Offer  Consideration
not  tendered are to be issued in the name of someone           checks  are to be sent to  someone  other  than the
other   than   the   person(s)   whose   signature(s)           person(s) whose signature(s)  appear(s) within this
appear(s)  within this Letter of Transmittal or to be           Letter of  Transmittal  or to an address  different
issued to an  address  different  from that  shown in           from that  shown in the box  entitled  "Description
the box  entitled  "Description  of  Notes  Tendered"           of  Notes   Tendered"   within   this   Letter   of
within this Letter of Transmittal.                              Transmittal.

Name:_______________________________________
                   (Please Print)                               Name:_______________________________________
                                                                                  (Please Print)
Address:____________________________________
                   (Please print)                               Address:____________________________________
                                                                                  (Please print)

____________________________________________                    ____________________________________________

____________________________________________                    ____________________________________________
                     (Zip Code)                                                     (Zip Code)

              (Taxpayer Identification                                       (Taxpayer Identification
             or Social Security Number)                                     or Social Security Number)
           (See Substitute Form W-9 below)                                (See Substitute Form W-9 below)
------------------------------------------------------          ----------------------------------------------------

                                PLEASE SIGN HERE


          (To be completed by all tendering and consenting Noteholders regardless of whether Notes are being physically delivered herewith)

         By completing, executing and delivering this Letter of Transmittal, the undersigned hereby consents to the Proposed Amendments with respect to the principal amount of the Notes listed in the box above labeled "Description of Notes Tendered" under the column headings "Principal Amount Tendered and as to which Consents are Given."

         This Letter of Transmittal must be signed by the registered Noteholder(s) exactly as the name(s) of such Noteholder(s) appear(s) on certificate(s) for Note(s) or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as owner of Notes, or by person(s) authorized to become registered Noteholder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.


________________________________________________________________________________

________________________________________________________________________________
        Signature(s) of Registered Noteholder(s) or Authorized Signatory
                        (See guarantee requirement below)



Dated____________________________________________________________________ , 2000

Name(s)_________________________________________________________________________


________________________________________________________________________________
                                 (Please print)

Capacity________________________________________________________________________

Address_________________________________________________________________________


________________________________________________________________________________
                              (Including Zip Code)


Area Code and Telephone Number__________________________________________________

Tax Identification or Social Security No._______________________________________
(Complete Accompanying Substitute Form W-9)



                          Medallion Signature Guarantee

                    (If Required - See Instructions 1 and 5)



Authorized Signature____________________________________________________________

Name of Firm____________________________________________________________________
                                [place seal here]

                                  INSTRUCTIONS
          Forming Part of the Terms and Conditions of the Tender Offer

         1. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the Notes tendered hereby are tendered by a registered Noteholder (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) that has not completed any of the boxes entitled "Special Issuance/Delivery Instructions" on this Letter of Transmittal. If the Notes are registered in the name of a person other than the signer of this Letter of Transmittal or if Notes not accepted for payment or not tendered are to be returned to a person other than the registered Noteholder, then the signatures on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 5.

         2. Delivery of Letter of Transmittal and Notes. This Letter of Transmittal is to be completed by Noteholders if (i) certificates representing Notes are to be physically delivered to the Depositary herewith by such Noteholders; (ii) tender of Notes is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under the caption "Procedures for Tendering Your Notes and Delivering Your Consents--Book-Entry Transfers" in the Statement; or (iii) tender of Notes is to be made according to the guaranteed delivery procedures set forth under the caption "Procedures for Tendering Your Notes and Delivering Your Consents--Guaranteed Delivery Procedures" in the Statement; and such Noteholders desire to consent to the Proposed Amendments, and, in each case instructions are not being transmitted through ATOP. All physically delivered Notes, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date, or the tendering Noteholder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Depositary.

         If a Noteholder desires to consent to the Proposed Amendments relating to the Notes and the tender of the Notes pursuant to the Tender Offer and time will not permit this Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Depositary, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, then such Noteholder must tender such Notes pursuant to the guaranteed delivery procedures set forth under the caption "Procedures for Tendering Your Notes and Delivering Your Consents - Guaranteed Delivery Procedures" in the Statement. Pursuant to such procedures (i) such tender must be made by or through an Eligible Institution, (ii) the Depositary must receive from the Eligible Institution a properly completed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery), substantially in the form provided by the Company, which sets forth the name and address of the Noteholder and the amount of the Notes tendered, prior to the Expiration Date, and (iii) the Depositary must receive a Letter of Transmittal (or manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, together with certificates for all Notes in proper form for transfer (or a book-entry confirmation with respect to all tendered Notes), and any other required documents within three New York Stock Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter of Transmittal, the Notes and all other required documents, including delivery through DTC and any acceptance or Agent's Message delivered through ATOP, is at the option and risk of the tendering Noteholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Depositary.

         No alternative, conditional or contingent tenders will be accepted. All tendering Noteholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Notes for payment.

         3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Notes should be listed on a separate signed schedule attached hereto.

         4. Partial Tenders. (Not applicable to Noteholders who tender by book-entry transfer.) Consents and tenders of Notes will be accepted only in integral multiples of $1,000. If Noteholders wish to tender and consent with respect to less than the entire principal amount evidenced by any Notes submitted, such Noteholders must fill-in the principal amount that is to be tendered in the column entitled "Principal Amount Tendered and as to which Consents are Given." In the case of a partial tender of Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Notes that were evidenced by such Noteholder's old certificates will be sent to such Noteholder, unless otherwise provided in the appropriate box of this Letter of Transmittal. The entire principal amount that is represented by Notes delivered to the Depositary will be deemed to have been tendered, and the tendering Noteholder will be deemed to have consented to the Proposed Amendments with respect to the entire principal amount of such Notes, unless otherwise indicated.

         5. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Noteholders of the Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

         If any of the Notes tendered hereby are registered in the name of two or more Noteholders, all such Noteholders must sign this Letter of Transmittal. If any of the Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

         When this Letter of Transmittal is signed by the registered Noteholders of the Notes listed and transmitted hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to be issued, to a person other than the registered Noteholders, in which case signatures on such Notes or instruments of transfer must be guaranteed by a recognized member of the Medallion Signature Guarantee Program.

         If this Letter of Transmittal is signed other than by the registered Noteholders listed, the Notes must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name or names of the registered Noteholders appear on the Notes and signatures on such Notes or instruments of transfer are required and must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

         6. Special Issuance and Delivery Instructions. If a check and/or certificates for unpurchased or untendered Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent and/or such Notes are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate "Special Issuance/Delivery Instructions" boxes on this Letter of Transmittal should be completed. All Notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated above as the account for which such Notes were delivered.

         7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to it, or to its order, pursuant to the Tender Offer. If payment of the Tender Offer Consideration is to be made to, or if Notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Noteholder or such other person) payable on account of the transfer to such other person shall be deducted from the Tender Offer Consideration unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

         8. Waiver of Conditions. The conditions of the Tender Offer may be amended or waived by the Company, in whole or in part, at any time and from time to time in the Company's sole discretion, in the case of any Notes tendered or consents delivered.

         9. Substitute Form W-9. Each tendering Noteholder (or other payee) is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the Noteholder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the Noteholder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Noteholder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on the payment of the Tender Offer Consideration. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Noteholder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all such payments of the Tender Offer Consideration until a TIN is provided to the Depositary.

         10. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Statement, this Letter of Transmittal or the Notice of Guaranteed Delivery, may be directed to the Information Agent at the telephone number and location listed below. A Noteholder may also contact such Noteholder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Tender Offer.

         IMPORTANT: This Letter of Transmittal (or a facsimile hereof), together with Notes and all other required documents or the Notice of Guaranteed Delivery, must be received by the Depositary on or prior to the Expiration Date in order to receive the Tender Offer Consideration.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a Noteholder whose tendered Notes are accepted for payment or exchange is required to provide the Depositary with such Noteholder's current TIN on Substitute Form W-9 below. If such Noteholder is an individual, the TIN is his or her Social Security number. If the Depositary is not provided with the correct TIN, the Noteholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any Tender Offer Consideration paid to such Noteholder or other payee with respect to Notes pursuant to the Tender Offer may be subject to 31% backup withholding tax.

         Certain Noteholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Noteholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Depositary is required to withhold 31% of any Tender Offer Consideration paid to the Noteholder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

         To prevent backup withholding on any Tender Offer Consideration paid to a Noteholder or other payee with respect to Notes purchased pursuant to the Tender Offer, the Noteholder is required to notify the Depositary of the Noteholder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Noteholder is awaiting a TIN), and that (i) the Noteholder has not been notified by the Internal Revenue Service that the Noteholder is subject to backup withholding as a result of failure to report all interest or dividends or
(ii) the Internal Revenue Service has notified the Noteholder that the Noteholder is no longer subject to backup withholding.

What Number to Give the Depositary

         The Noteholder is required to give the Depositary the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, for additional guidance on which number to report.

-------------------------------------------------------------------------------------------------------------------------
                PAYER'S NAME: __________________________________
-------------------------------------------------------------------------------------------------------------------------
         SUBSTITUTE            Part 1 PLEASE PROVIDE YOUR TIN IN THE BOX AT
                               RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.         -----------------------------
          Form W-9                                                                         Social Security Number
                                                                                                     or
 Department of the Treasury                                                           ------------------------------
                                                                                       Employer Identification Number
                               ---------------------------------------------------- -------------------------------------
  Internal Revenue Service     Part 2 - Certification - Under penalties of perjury, I certify that:

                               (1) The number shown on this form is my correct Taxpayer Identification Number
                                   (or I am waiting for a number to be issued to me) and
                               (2) I am not  subject to backup  withholding  because:  (a) I am exempt  from backup
Payer's Request for                withholding, or (b) I have not been notified by the Internal Revenue Service  (the
Taxpayer Identification            "IRS") that I am subject to backup withholding as a result of a failure to report
Number ("TIN")                     all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                   Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.
                               ---------------------------------------------------- -------------------------------------
                                                                                                  Part 3 -
                               Signature_______________________________
                                                                                               Awaiting TIN [ ]
                               Date____________________________________
------------------------------ ---------------------------------------------------- -------------------------------------


       NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER
   OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
      IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature________________________________________   Date__________________, 2000

                            The Information Agent is:

                           Beacon Hill Partners, Inc.
                                 90 Broad Street
                            New York, New York 10004
                   Telephone: (212) 843-8500 or (800) 755-5001





                     The Depositary for the Tender Offer is:

                     United States Trust Company of New York

 By Mail (Whether Certified or Registered):                        By Overnight Courier:
   United States Trust Company of New York                United States Trust Company of New York
                 P.O. Box 84                                          30 Broad Street
            Bowling Green Station                                        14th Floor
        New York, New York 10274-0084                          New York, New York 10004-2304
     Attention: Corporate Trust Services                    Attention: Corporate Trust Services

                           By Facsimile Transmission:
                        (212) 422-0183 or (646) 458-8104
                        (For Eligible Institutions Only)

                       To Confirm Facsimile by Telephone:
                                 (800) 548-6565

                              For Information Call:
                                 (800) 548-6565